UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

____________________

Date of Report (Date of earliest event reported): April 19, 2004

NVIDIA CORPORATION
____________________

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-23985
(Commission File Number)

94-3177549
(I.R.S. Employer Identification No.)

2701 San Tomas Expressway
Santa Clara, CA 95050
____________________

(Address of principal executive offices and zipcode)

(Registrant’s telephone number, including area code): (408) 486-2000

Item 4.   Change in Registrant’s Certifying Accountant.

(a) Previous independent accountants

(i)  In March 2004, NVIDIA Corporation’s (“the Registrant”) Audit Committee commenced a process to request and consider proposals from its current auditors KPMG LLP (“KPMG”) and each of the three other largest independent auditing firms to serve as independent accountants for the Registrant. On April 19, 2004, the Audit Committee decided to dismiss KPMG as the Registrant’s independent accountants effective April 20, 2004. The Audit Committee has authorized, effective April 22, 2004, the engagement of PricewaterhouseCoopers LLP (“PwC”) as its independent accountants to audit the Registrant’s financial statements for the fiscal year ending January 30, 2005.

(ii)  KPMG’s reports on the Registrant’s consolidated financial statements during the two-year period ended January 25, 2004 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles except as follows:

KPMG's report on the consolidated financial statements of NVIDIA Corporation and subsidiaries as of and for the years ended January 25, 2004 and January 26, 2003 contained a separate paragraph stating “As discussed in Note 1 of the accompanying notes to consolidated financial statements, effective January 28, 2002 the Company adopted the provisions of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.”

(iii)  Authorization of the change in the Registrant’s independent accountants from KPMG to PwC was made by the Audit Committee of the Registrant’s Board of Directors

(iv)  During the Registrant's two most recently completed fiscal years and through the subsequent interim period preceding KPMG’s dismissal, there were no disagreements with KPMG on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

(v)  During the Registrant's two most recently completed fiscal years and through the subsequent interim period preceding KPMG’s dismissal, there were no “reportable events” (hereinafter defined) requiring disclosure pursuant to Section 229.304(a)(1)(v) of Regulation S-K. The term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Section 304 of Regulation S-K.

(b) New independent accountants

As indicated above, on April 22, 2004, the Registrant engaged PwC as its independent accountants. During the Registrant's two most recently completed fiscal years and through the subsequent interim period preceding the decision not to renew KPMG, neither the Registrant nor anyone on its behalf consulted PwC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, nor has PwC provided to the Registrant a written report or oral advice regarding such principles or audit opinion.

(c) Letter from previous independent accountants

The Registrant requested KPMG to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter from KPMG dated April 23, 2004 is filed as Exhibit 16.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits

(c) Exhibits

16.1	Letter from KPMG LLP pursuant to Item 304(a) (3) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     NVIDIA Corporation

                     By: /s/ Marvin D. Burkett
                      Marvin D. Burkett
                     Chief Financial Officer
Date: April 26, 2004

EXHIBIT INDEX
Exhibit Number	Description

16.1	Letter from KPMG LLP pursuant to Item 304(a) (3) of Regulation S-K.